UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K
________________________

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 29, 2018
GUARANTY BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)
________________________

Texas	001-38087	75-1656431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 South Jefferson Avenue
Mount Pleasant, Texas 75455
(Address of principal executive offices) (Zip code)

(888) 572 - 9881
Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

Entry into Agreement and Plan of Merger with Westbound Bank

On January 29, 2018, Guaranty Bancshares, Inc. (“Guaranty”) entered into an Agreement and Plan of Merger (the “Agreement”) with Westbound Bank, a Texas banking association (“Westbound”), pursuant to which Westbound would merge with and into Guaranty Bank & Trust, N.A., a national banking association and wholly owned subsidiary of Guaranty (“GBT”), and GBT would continue as the surviving entity (the “Merger”).
Subject to the terms of the Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $5.00 par value per share, of Westbound (“Westbound Common Stock”) and each share of Class A Preferred Stock, $5.00 par value per share, of Westbound (“Westbound Preferred Stock”, together with Westbound Common Stock, “Westbound Stock”), will be converted into the right to receive (a) a number of shares of common stock, par value $1.00 per share, of Guaranty (“Guaranty Common Stock”) equal to the quotient of (i) 900,000 (the “Aggregate Stock Consideration”) divided by (ii) the number of issued and outstanding shares of Westbound Stock immediately prior to the Effective Time, and (b) an amount of cash equal to the quotient of (i) $6,417,050 (the “Aggregate Cash Consideration”) divided by (ii) the number of issued and outstanding shares of Westbound Stock immediately prior to the Effective Time. The Aggregate Stock Consideration is subject to adjustment to the extent that the volume weighted average price (‘‘VWAP’’) of Guaranty Common Stock as of the measurement date specified in the Agreement is equal to or less than $26.71 or equal to or greater than $36.14. If the VWAP of Guaranty Common Stock as of the measurement date specified in the Agreement is equal to or less than $26.71, then Guaranty, at its election, may either increase the number of its shares of its common stock to be issued and/or increase the amount of cash such that, when valuing aggregate merger consideration under the terms of Agreement, the merger consideration is valued at an amount equal to $30,456,050. If the VWAP of Guaranty Common Stock is equal to or greater than $36.14, then Guaranty, at its election, may either decrease the number of its shares of its common stock to be issued and/or decrease the amount of cash such that, when valuing aggregate merger consideration under the terms of Agreement, the merger consideration is valued at an amount equal to $38,943,050. In addition, if Westbound’s adjusted tangible equity (as calculated under the terms of the Agreement) as of the measurement date specified in the Agreement is greater than $16,500,000, Westbound is permitted to pay a pre-closing cash distribution to its shareholders and option holders equal to the amount by which its adjusted tangible equity on that day exceeds $16,500,000. At the closing of the transaction, up to $2.0 million of the Aggregate Cash Consideration will be held back by Guaranty for up to three (3) years after closing under an escrow agreement. The escrowed funds will be distributed to Guaranty in the event that certain net losses are incurred on specified loans during the escrow period and the remaining balance of the escrowed funds will be distributed to holders of Westbound Stock in accordance with the terms of such escrow agreement.
The Agreement contains customary representations and warranties and covenants by Guaranty, GBT and Westbound. The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval of the Merger by the holders of Westbound Stock.
The Agreement provides certain termination rights for both Guaranty and Westbound and further provides that a termination fee of $1,515,500 will be payable by Westbound upon termination of the Agreement under certain circumstances.
Guaranty anticipates that the transaction will be consummated during the second quarter of 2018 subject to the effectiveness of Guaranty’s registration statement on Form S-4 registering the offer and sale of Guaranty Common Stock in the Merger, which registration statement will be filed with the Securities and Exchange Commission (the “SEC”), the receipt of bank regulatory approvals, approval of Westbound’s shareholders, and the satisfaction of other customary closing conditions, although delays could occur. The Merger has been approved by the boards of directors of Westbound, Guaranty and GBT.
The representations, warranties and covenants of each party set forth in the Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (a) will not survive consummation of the Merger, unless otherwise specified therein, and (b) were made only as of the date of the Agreement or such other date as is specified in the Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding Guaranty or Westbound, their respective affiliates or their respective businesses. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Guaranty, Westbound, their respective affiliates or their respective businesses, the Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a joint proxy statement/prospectus which will be sent to shareholders of Westbound, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that Guaranty makes with the SEC.
The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.
Voting Agreement
In connection with entering into the Agreement, Guaranty entered into a Voting Agreement with Westbound and certain shareholders of Westbound (the “Voting Agreement”). The shareholders that are party to the Voting Agreement beneficially own in the aggregate approximately 29.83% of the outstanding shares of Westbound Stock. The Voting Agreement requires, among other things, that the shareholders that are parties thereto vote all of their shares of Westbound Stock in favor of the Merger and the other transactions contemplated by the Agreement and against alternative transactions and generally prohibits them from transferring their shares of Westbound Stock prior to the termination of the Voting Agreement. The Voting Agreement will terminate upon the earlier of the termination of the Agreement in accordance with its terms or the completion of the transactions contemplated by the Agreement.
The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Form of Voting Agreement, which is attached to this Current Report as Exhibit 10.1 and incorporated by reference herein.
Director Support Agreement
In connection with entering into the Agreement, all of the directors of Westbound have entered into a Director Support Agreement with Guaranty (the “Director Support Agreement”) pursuant to which each director agrees to refrain from harming the goodwill of Guaranty, Westbound or any of their respective subsidiaries and their respective customer, client and vendor relationships for a period of two (2) years following the Effective Time as well as certain additional restrictive covenants.
The foregoing description of the Director Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Form of Director Support Agreement, which is attached to this Current Report as Exhibit 10.2 and incorporated by reference herein.
WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GUARANTY, WESTBOUND AND THE PROPOSED TRANSACTION.
Item 7.01. Regulation FD Disclosure.

A press release issued by Guaranty is attached as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with the General Instruction B.2 to Form 8-K, the information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, which is furnished herewith pursuant to and in connection with Item 7.01, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information will not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings.
Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Guaranty cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Guaranty and Westbound, including future financial and operating results; Guaranty’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the ability to obtain the requisite shareholder approvals; (ii) the risk that Guaranty may be unable to obtain governmental and regulatory approvals required to consummate the proposed transaction, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; (iii) the risk that a condition to closing may not be satisfied; (iv) the timing to consummate the proposed merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on merger-related issues; and (ix) other factors which Guaranty discusses or refers to in the “Risk Factors” section of its registration statement on Form S-1 with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement and Guaranty undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

 Additional Information About the Proposed Merger and Where to Find It
Guaranty will be filing relevant documents concerning the transaction with the Securities and Exchange Commission, including a registration statement on Form S-4 that will include a joint proxy statement/prospectus. Interested persons will be able to obtain a free copy of the proxy statement/prospectus, as well as other reports and filings containing information about Guaranty, at the Securities and Exchange Commission’s internet site (http://www.sec.gov) or from Guaranty at its website (www.gnty.com). When available, copies of the proxy statement/prospectus and other filings with the Securities and Exchange Commission can also be obtained, without charge, by requesting them from Guaranty by telephone at (888) 572-9881. You may also obtain documents filed with the Securities and Exchange Commission by Guaranty free of charge by requesting them in writing from Guaranty Bancshares, Inc., 201 South Jefferson Avenue, Mt. Pleasant, Texas 75455.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.
The following are furnished as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated January 29, 2018, by and among Guaranty Bancshares, Inc., Guaranty Bank & Trust, N.A. and Westbound Bank*
10.1
Form of Voting Agreement, dated January 29, 2017, by and between Guaranty Bancshares, Inc., Westbound Bank and certain shareholders of Westbound Bank (included as Exhibit A to Exhibit 2.1 of this Current Report on Form 8-K)

10.2
Form of Director Support Agreement, dated January 29, 2017, by and between Guaranty Bancshares, Inc. and directors of Westbound Bank (included as Exhibit B to Exhibit 2.1 to this Current Report on Form 8-K)

99.1	Press release dated January 29, 2018 announcing the Agreement
* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Guaranty undertakes to furnish supplementally copies of any omitted schedules or exhibits upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2018

GUARANTY BANCSHARES, INC.

By:	/s/ Tyson T. Abston
Name:	Tyson T. Abston
Title:	Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.
2.1	Agreement and Plan of Merger, dated January 29, 2018, by and among Guaranty Bancshares, Inc., Guaranty Bank & Trust, N.A. and Westbound Bank*
10.1
Form of Voting Agreement, dated January 29, 2017, by and between Guaranty Bancshares, Inc., Westbound Bank and certain shareholders of Westbound Bank (included as Exhibit A to Exhibit 2.1 of this Current Report on Form 8-K)

10.2
Form of Director Support Agreement, dated January 29, 2017, by and between Guaranty Bancshares, Inc. and directors of Westbound Bank (included as Exhibit B to Exhibit 2.1 to this Current Report on Form 8-K)

99.1	Press release dated January 29, 2018 announcing the Agreement
* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Guaranty undertakes to furnish supplementally copies of any omitted schedules or exhibits upon request by the SEC.